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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): OCTOBER 24, 2001

                            TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

                   DELAWARE                              1-12387                       76-0515284
(State or Other Jurisdiction of Incorporation)      (Commission File       (IRS Employer Identification No.)
                                                         Number)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                    60045
  (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (847) 482-5000

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ITEM 5.  OTHER EVENTS.

     On October 24, 2001, the company announced its results of operations for the third quarter of 2001. A copy of the press release announcing the company's third quarter 2001 results is filed as an exhibit to this Form 8-K report, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------
 99.1     Press Release, dated October 24, 2001, announcing Tenneco
          Automotive's third quarter 2001 results of operations.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO AUTOMOTIVE INC.

                                          BY: /s/ MARK A. MCCOLLUM
                                          --------------------------------------
                                          MARK A. MCCOLLUM
                                          Senior Vice President and Chief
                                          Financial Officer
Date: November 6, 2001

EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------
 99.1     Press Release, dated October 24, 2001, announcing Tenneco
          Automotive's third quarter 2001 results of operations.